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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2005


                         COMMERCIAL FEDERAL CORPORATION
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             (Exact name of registrant as specified in its charter)


         NEBRASKA                     1-11515                   47-0658852
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(State or other jurisdiction        (Commission              (I.R.S. Employer
   of incorporation)                File Number)          Identification Number)


13220 CALIFORNIA STREET, OMAHA, NEBRASKA                                  68154
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
                                                      --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01         OTHER EVENTS
                  ------------

         On February 24, 2005, Commercial Federal Corporation (the "Corporation") issued a press release announcing (1) the declaration of a regular quarterly cash dividend of $.135 per share to shareholders of record as of March 24, 2005, with a payment date on April 7, 2005, and (ii) that the Corporation's board of directors has voted to terminate the Corporation's stockholder's rights plan effective February 28, 2005. For more information, reference is made to the Corporation's press release dated February 24, 2005, which is filed with this Report as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENT AND EXHIBITS
                  --------------------------------

(a)    Not applicable.


(b)    Not applicable.


(c)    The following exhibit is filed herewith:

           Exhibit 99.1      Press Release dated February 24, 2005


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       COMMERCIAL FEDERAL CORPORATION
                                       ------------------------------
                                       (Registrant)


Date: February 28, 2005                By: /s/ David S. Fisher
                                           -------------------------------------
                                           David S. Fisher
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Duly Authorized Officer)